PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT
                         ALLIANZ SE AFFILIATED COMPANIES
                                as of 12-31-2007

The numbers in the list below indicate levels of ownership. Each company is either wholly-owned or majority-owned by the company that numerically proceeds it on the list. For example, a level (2) company either wholly-owns or majority-owns all the level (3) companies listed below it. Therefore, Allianz of America, Inc. either wholly-owns or majority-owns Allianz Investment Company, LLC; Allianz Private Equity Partners, Inc; Allianz Technical Service, Inc.; Allianz Life Insurance Company of North America, etc. The state or other sovereign power under which each company is organized is listed in parenthesis at the end of the company name unless the state or sovereign power is not part of the name. If a company is organized in the United States, only the abbreviated state code is included in the parenthesis.

(1) Allianz SE (European Company)
    Allianz Finanzbeteiligungs GmbH
        Allianz-Agros 6 Vermogensverwaltungsgesellschaft mbH
    Allianz Global Investors Aktiengesellschaft
        Allianz Global Investors of America Holdings Inc.
    (2) Allianz of America, Inc. (DE)
    (2) Allianz Finance Corporation Delaware
    (2) Allianz Foundation of North America
        (3)Allianz Investment Company, LLC (DE)
        (3)Allianz Private Equity Partners, Inc (DE)
        (3)Allianz Technical Service, Inc (DE)
        (3)Allianz Life Insurance Company of North America (MN)
           (4) Allianz Advisers, LLC (MN)**
           (4) Allianz Life Financial Services LLC (MN)*
           (4) AZL PF Investments, Inc. (MN)**
           (4) Associated Group Benefits, Ltd. (Canadian Federal Corp)**
           (4) North American London Underwriters, Ltd. (Bermuda)**
           (4) Allianz Life and Annuity Company (MN)**
           (4) Allianz Individual Insurance Group, LLC (MN)**
               (5)CFC Insurance Marketing, LLC (CA) **
               (5)Personalized Brokerage Services, LLC (KS)**
               (5)Sunderland Insurance Services, Inc. (ND)**
               (5)Roster Financial, LLC (NJ)**
               (5)The Annuity Store Fin. & Ins. Services, LLC (CA)**
               (5)AdvisorsIG, LLC (FL)**
               (5)Pinnacle USA, LLC (NJ)**
               (5)Ann Arbor Annuity Exchange, LLC (MI)**
               (5)Professional Planners Marketing Group, LLC (FL)**
               (5)American Financial Marketing, LLC (MN)**
               (5)Game Plan Financial Marketing, LLC (GA)**
           (4) Yorktown Financial Companies, Inc. (IN)**
               (5)Questar Capital Corporation (MN)**
               (5)Questar Asset Management (MI)**
               (5)Questar Agency, Inc. (MN)**
               (5)Questar Agency of Colorado, Inc. (CO)**
               (5)Questar Agency of Alabama, Inc. (AL)**
               (5)Questar Agency of Texas, Inc. (TX)**
               (5)Questar Agency of Ohio, Inc. (OH)**
               (5)Questar Agency of Wyoming, Inc. (WY)**
               (5)Questar Agency of Massachusetts, Inc.(MA)**
               (5)Questar Agency of New Mexico, Inc, (NM)**
           (4) Allianz Life Insurance Company of New York (NY)*
           (4) Delaware Valley Financial Services, LLC (PA)**
           (4) 5557 Green Farms Road, LLC (DE)**
           (4) Turnpike Crossing I, LLC (DE)**
           (4) Turnpike Crossing II, LLC (DE)**
           (4) Turnpike Crossing III, LLC (DE)**
        (3)Allianz Income Management Services, Inc. (MN)
        (3)Allianz of America Corporation (NY)
        (3)Allianz Global Risks US Insurance Company (CA)
           (4) Allianz Underwriters Insurance Company (CA)
           (4) 1738778 Ontario, Inc. (A Canadian Corporation)
           (4) AIM Underwriting Ltd (A Canadian Corporation)
           (4) Fireman's Fund Insurance Company (CA)
               (5)Fireman's Fund Foundation
               (5)Allianz Cash Pool, LLC (DE)
               (5)Par Holdings LTD (Bermuda) (5)Life Sales LLC (CA)
               (5)International Film Guarantors, LLC (CA)
               (5)International Film Guarantors Reinsurance LTD (Bermuda)
               (5)International Film Guarantors LTD (UK)
               (5)Wm. H. McGee & Co. Inc. (NY)
               (5)Wm. H. McGee & Company of Puerto Rico, Inc. (Puerto Rico)
               (5)Wm. H. McGee & Company LTD (Bermuda)
               (5)Fireman's Fund Insurance Company Bermuda (SAC)Limited(Bermuda)
               (5)Interstate Fire & Casualty Company (IL)
               (5)Interstate Indemnity Company (IL)
               (5)Chicago Insurance Company(IL)
               (5)Fireman's Fund Plus, LLC (DE)
               (5)Fireman's Fund Financial Services, LLC (DE)
               (5)The American Insurance Company (OH)
                  (6) Fireman's Fund Insurance Company of Georgia (GA)
                  (6) Fireman's Fund Insurance Company of Hawaii, Inc. (HI)
                  (6) Fireman's Fund Insurance Company of Louisiana (LA)
                  (6) Fireman's Fund Insurance Company of Ohio (OH)
               (5)American Yonkers Realty Development, Inc. (NY)
               (5)Fireman's Fund Indemnity Corporation (NJ)
               (5)American Automobile Insurance Co. (MO)
                  (6) Associated Indemnity Corporation (CA)
               (5)Vintage Insurance Company (CA)
               (5)San Francisco Reinsurance Company (CA)
               (5)National Surety Corporation (IL)
               (5)Standard General Agency, Inc. (TX)
                  (6) Fireman's Fund County Mutual Insurance Co. (TX)
                  (6) American Standard Lloyds Insurance Co. (TX)
           (4) Allianz Risk Consultants, LLC (CA)
           (4) Allianz Aviation Managers, LLC (NY)
        (3)Allianz Mexico, S.A. Compania De Seguros (Mexico)
        (3)Allianz Global Investors of America LLC (DE)
           (4) Allianz Global Investors U. S. Holding LLC
           (4) Allianz Global Investors U. S. Partners G. P.
               (5)Allianz-PacLife Partners LLC
                  (6) Pacific Mutual Holding Company
                  (6) Pacific Life Insurance Company
                  (6) Pacific Asset  Management LLC
                  (6) Pacific Financial Products, Inc.
               (5)Allianz Global Investors of America L.P.
                  (6) Allianz Global Investors U.S. Equities LLC
                      (7)  Vision Holdings LLC
                            (8) Alpha Vision LLC
                               (9) Alpha Vision Capital Advisors LLC
                               (9) Alpha Vision Capital Management LLC
                      (7)  NFJ Management Inc. (8) NFJ Investment Group L.P.
                      (7)  Nicholas-Applegate Holdings LLC
                            (8) Nicholas-Applegate Capital Management LLC
                               (9) Nicholas-Applegate Capital Management Limited
                            (8) Nicholas-Applegate Securities LLC
                      (7)  Allianz Global Investors NY Holdings LLC
                            (8) Oppenheimer Capital LLC
                            (8) OpCap Advisors LLC
                      (7)  Allianz Hedge Fund Partners Holding L.P.
                            (8) Allianz Hedge Fund Partners
                            (8) AHFP Capital
                               (9) Allianz Hedge Fund Partners (Caymen) LLC
                  (6) Allianz Global Investors U.S. Retail LLC
                      (7) Allianz Global Investors Managed Accounts LLC
                      (7) Allianz Global Investors Distributors LLC
                           (8) Allianz Global Investors Advertising Agency Inc.
                      (7) Allianz Global Investors Fund Management LLC
                  (6) PIMCO Japan Ltd.
                  (6) PIMCO Global Advisors (Ireland) Limited
                  (6) PIMCO Global Advisors LLC
                      (7) PIMCO Global Advisors (Resources) Limited
                      (7) PIMCO Australia PTY Ltd.
                      (7) PIMCO Asia PTE Ltd.
                      (7) PIMCO Europe Limited
                      (7) PIMCO Asia Limited (Hong Kong)
                  (6) Pacific Investment Management Company LLC
                      (7) StocksPLUS Management Inc.
                      (7) PIMCO Partners LLC
                      (7) PIMCO Canada Management Inc.
                      (7) PIMCO Canada Holding LLC
                           (8) PIMCO Canada Corp.
                  (6) PIMCO Luxembourg SA
                  (6) Oppenheimer Group, Inc.

          *    Filed separate financial statements with the SEC.
          ** Not required to file financial statements with the SEC because they to not sell securities products.